                            SCHEDULE 14A INFORMATION

         Proxy  Statement  Pursuant to Section 14(a) of the Securities  Exchange
Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
   [  ]    Preliminary Proxy Statement
   [  ]    Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e)(2))
   [x ]    Definitive Proxy Statement
   [  ]    Definitive Additional Materials
   [  ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                               FARREL CORPORATION
                               ------------------
                (Name of Registrant as Specified In Its Charter)
                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1) Title of each class of securities to which transaction applies:

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       2) Aggregate number of securities to which transaction applies:

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       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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       4)  Proposed maximum aggregate value of transaction:

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       5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1) Amount Previously Paid:

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       2) Form, Schedule or Registration Statement No.:

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       4) Date Filed:

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                               FARREL CORPORATION
                                 25 Main Street
                           Ansonia, Connecticut 06401

                    ========================================
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ========================================

To Our Stockholders:

         NOTICE IS HEREBY  GIVEN that the Annual  Meeting of  Stockholders  (the
"Meeting") of Farrel Corporation,  a Delaware corporation (the "Company"),  will be held at the offices of the  Company,  25 Main Street,  Ansonia,  Connecticut,
06401, on June 12, 2001, at 10:00 a.m. (local time) for the following purposes:

         1.       to elect  three  directors  of the  Company to serve until the
                  2003 Annual Meeting of Stockholders of the Company;

         2.       to  ratify  the   selection  of  Ernst  &   Young  LLP  as
                  independent  accountants  for the  Company for the fiscal year ending December 31, 2001; and

         3.       to transact  such other  business as may properly  come before the Meeting or any adjournment thereof.

         Only stockholders of record on the books of the Company at the close of business  on April 27,  2001 will be  entitled to notice of, and to vote at, the
Meeting.

                                          By Order of the Board of Directors,

                                          /s/ THEODORE C. MORRIS

                                          Theodore C. Morris
                                          Vice President, General Counsel
                                          and Secretary

Ansonia, Connecticut
April 30, 2001

IMPORTANT:  Whether  or not you plan to attend  the  Meeting  in  person,  it is important that your shares be represented  and voted at the Meeting.
            Accordingly,  you are urged to read the enclosed Proxy Statement and sign,  date,  and return the enclosed proxy promptly in the envelope provided, which requires no postage if mailed in the United States.

                               FARREL CORPORATION
                                 25 Main Street
                           Ansonia, Connecticut 06401

                                 ===============
                                 PROXY STATEMENT
                                 ===============

           Annual Meeting of Stockholders To Be Held on June 12, 2001

         This Proxy  Statement  is being  mailed to you in  connection  with the solicitation  of  proxies by the Board of  Directors  of Farrel  Corporation,  a
Delaware  corporation  (the  "Company"),  for  use  at  the  Annual  Meeting  of
Stockholders (the "Meeting"),  to be held on June 12, 2001, at 10:00 a.m. (local time),  at the offices of the Company at 25 Main  Street,  Ansonia,  Connecticut
06401.

                             SOLICITATION OF PROXIES

         All shares  represented  by duly executed  proxies in the form enclosed herewith  received  by the  Company  prior  to the  Meeting  will  be  voted  as instructed  at the Meeting.  There are boxes on the proxy card to vote for or to withhold  authority to vote for the director  nominees.  There are also boxes on the  proxy  card to  vote  for or  against  or to  abstain  from  voting  on the ratification of the Company's  independent  accountants.  If no instructions are given, the persons named in the accompanying  proxy intend to vote FOR the three director  nominees  named herein and FOR  ratification  of the  selection of the independent accountants named herein.

         Any  stockholder  may revoke a  previously  executed  proxy at any time prior to its exercise  (i) by delivery of a  later-dated  proxy,  (ii) by giving written  notice of revocation to the Secretary of the Company at the address set forth above at any time before such proxy is voted, or (iii) by voting in person at the Meeting.  No proxy will be voted if the  stockholder  attends the Meeting and elects to vote in person.

         A copy of the 2000 Annual  Report of the Company  containing  financial statements  for the fiscal year ended  December 31, 2000, is enclosed  herewith.
This Proxy  Statement  and the form of proxy  enclosed  herewith are first being mailed to  stockholders  on or about May 10,  2001.  The mailing  address of the
Company's  principal executive offices is 25 Main Street,  Ansonia,  Connecticut
06401.

         The Board of  Directors  does not know of any matter  other than as set forth herein that is expected to be presented for  consideration at the Meeting.
However,  if any matters properly come before the Meeting,  the persons named in the accompanying  proxy (each of whom is an officer and employee of the Company)
intend to vote thereon in accordance with their judgment.

                            EXPENSES AND SOLICITATION

         The  Company  will  bear  the  cost of  soliciting  proxies,  including expenses in connection  with the preparation and mailing of this Proxy Statement and all papers which now accompany or may hereafter  supplement it. Solicitation of proxies will be primarily by mail. However,  proxies may also be solicited by directors,  officers,  and regular  employees  of the  Company  (who will not be specifically compensated for such services) by telephone or otherwise. Brokerage houses and other  custodians,  nominees,  and  fiduciaries  will be requested to forward  proxies and proxy  material to the  beneficial  owners of the Company's
Common Stock, and the Company will reimburse them for their expenses.

                   RECORD DATE, OUTSTANDING VOTING SECURITIES,
                               AND VOTES REQUIRED

         The Company's common stock,  $.01 par value per share ("Common Stock"), is the only outstanding  class of voting  securities of the Company.  The record date for determining the holders of Common Stock entitled to vote on the actions to be taken at the  Meeting  is the close of  business  on April  27,  2001 (the
"Record  Date").  As of the Record Date,  5,228,461  shares of Common Stock were outstanding.  Each holder of Common Stock on the Record Date is entitled to cast one vote per share at the Meeting on each matter.

         Holders of a majority of the shares entitled to vote must be present at the  Meeting,  in person or by proxy,  so that a quorum may be  present  for the transaction of business.  For purposes of determining a quorum, broker non-votes and abstentions will be considered present.  The affirmative vote of the holders of a plurality of the shares of Common Stock  present at the Meeting,  in person or by proxy,  is necessary  for the  election of  directors of the Company.  The affirmative  vote of the  holders  of a majority  of the shares of Common  Stock present at the Meeting,  in person or by proxy, is necessary for ratification of the  selection  of Ernst  &  Young LLP as  independent  accountants  for the
Company  and any other  matters.  Abstentions  from the  proposal  to ratify the selection of the independent accountants,  as well as broker non-votes, will not be  considered  as part of the  shares  present  for  voting  purposes  on these matters.

                              ELECTION OF DIRECTORS

         The  Company's  Certificate  of  Incorporation  provides for a Board of
Directors of two classes as nearly equal in number as practicable. Directors are elected for two-year  terms.  At the Meeting,  three  persons will be elected to serve as Class II directors to serve a two-year term expiring at the 2003 Annual
Meeting of Stockholders.  The Board's nominees are Glenn J. Angiolillo,  Charles
S. Jones and Alberto Shaio, all of whom are currently  directors of the Company.
Howard J. Aibel,  Rolf K. Liebergesell and James A. Purdy were elected last year to serve as Class I  directors  for a term  expiring  at the  Annual  Meeting of
Stockholders to be held in 2002.

         The Board approved proposing to stockholders the reelection of Glenn J.
Angiolillo,  Charles S. Jones and Alberto  Shaio to a two-year  term expiring in
2003. Glenn J. Angiolillo,  Charles S. Jones and Alberto Shaio have consented to be nominated and, if elected, to serve as directors of the Company.  Information about each  nominee for  director and each  incumbent  director  whose term will continue after the Meeting is listed below.

NOMINEES FOR ELECTION FOR TERMS EXPIRING 2003

                                                  Principal Occupations,
                                                 Other Directorships, and                  Year First
Name of Nominee              Age                Positions with the Company               Became Director
---------------              ---                --------------------------               ---------------

Glenn J. Angiolillo          47       Mr.  Angiolillo  is a  member  of  the  Legal            1990
                                      Affairs  Committee,  the Audit  Committee and
                                      the  Compensation  Committee of the Board. He
                                      has been an independent  business  consultant
                                      since  February,  1999;  in addition,  he has
                                      been a  partner in  the law  firm of Cummings
                                      & Lockwood since 1987.

Charles S. Jones             53       Mr.  Jones  has  served  as  Chairman  of the            1987
                                      Executive   Committee   of  the  Board  since
                                      January  1992,  and was  elected  Chairman of
                                      the    Compensation    Committee   in   1994.
                                      Mr. Jones   joined  the  Company's  Board  of
                                      Directors   in   1987.    Since   May,   1991
                                      Mr. Jones  has been Chairman of First Funding
                                      Corporation.

Alberto Shaio                52       Mr. Shaio served as Vice  President-Sales  of            1986
                                      the Company  from 1986 to 1987 when he became
                                      Senior  Vice  President-Sales.  In 1995,  Mr.
                                      Shaio was  appointed  Senior Vice  President,
                                      Large  Projects.  In 1996, in addition to his
                                      position as Senior Vice President,  Mr. Shaio
                                      was   appointed   General   Manager   of  the
                                      Plastics  Machinery  Division of the Company.
                                      In 2001, Mr. Shaio was appointed  Senior Vice
                                      President  - Sales and  Marketing.  From 1981
                                      until 1996,  Mr. Shaio  was a director of New
                                      Energy Corporation of Indiana.

INCUMBENT DIRECTORS WHOSE TERMS EXPIRE AT THE 2002 ANNUAL MEETING

                                                  Principal Occupations,
                                                Other Directorships, and                  Year First
Name of  Nominee             Age               Positions With the Company              Became Director
----------------             ---               --------------------------              ---------------

Howard J. Aibel              72       Mr.  Aibel  is  the  Chairman  of  the  Legal         1994
                                      Affairs  Committee  and a member of the Audit
                                      Committee.  He is  currently  of  counsel  to
                                      the law firm LeBoeuf, Lamb, Greene and MacRae
                                      in New York,  New York,  having  retired as a
                                      partner  of  the  firm  in  1999.  Mr.  Aibel
                                      retired  as  Executive   Vice  President  and
                                      Chief  Legal  Officer of ITT  Corporation  on
                                      March  31,   1994,   after  thirty  years  of
                                      service.  He also  served  as a member of the
                                      ITT  Management  Policy  Committee,  and  had
                                      overall   responsibility  for  environmental,
                                      safety,  government  relations,   labor  law,
                                      intellectual  property,  and  taxes.  He also
                                      held  posts  as a  director  of the  Sheraton
                                      Corporation,  ITT Financial Corporation,  and
                                      ITT Europe,  Inc.  Prior to joining  ITT, Mr.
                                      Aibel   served   as   Anti-Trust   Litigation
                                      Counsel to the General Electric  Company.  He
                                      was  previously associated  with  White &
                                      Case.

                                                  Principal Occupations,
                                                Other Directorships, and                  Year First
Name of  Nominee             Age               Positions With the Company              Became Director
----------------             ---               --------------------------              ---------------

Rolf K. Liebergesell         68       Mr.  Liebergesell  has served as  Chairman of         1986
                                      the  Board,  Chief  Executive  Officer,   and
                                      President of the Company  since 1986.  During
                                      the   period   March   to  June,   1996,   he
                                      relinquished  the  post  of  President  to  a
                                      newly  appointed  executive,  but resumed the
                                      Presidency   upon  the  resignation  of  that
                                      appointee.  Prior  to  joining  the  Company,
                                      Mr.   Liebergesell  was  Chairman  and  Chief
                                      Executive  Officer of Bailey  Corporation,  a
                                      manufacturer    of   rubber    and    plastic
                                      components  for  the   automobile   industry.
                                      Mr. Liebergesell   held  various   positions,
                                      including   Product   Line  Manager  for  the
                                      Worldwide    Automotive   Group,   with   ITT
                                      Corporation     from     1973    to     1979.
                                      Mr. Liebergesell   also   served  in  various
                                      positions at Chrysler  Corporation  from 1959
                                      to 1973,  including  Director,  Planning  and
                                      Development,  of Chrysler International,  and
                                      Deputy   Managing   Director  of   Mitsubishi
                                      Motors   Corporation,   a  joint  venture  of
                                      Mitsubishi   Heavy   Industries,   Ltd.   and
                                      Chrysler Corporation.

James A. Purdy               78       Mr.  Purdy  is  the  Chairman  of  the  Audit         1986
                                      Committee  and a member  of the  Compensation
                                      Committee.  He  is  the  President  of  Purdy
                                      Investments,  Inc., a private  investment and
                                      consulting    firm.    He    has    performed
                                      consulting  and  advisory  services  for  the
                                      Company  since 1987,  and from  1990-1992 for
                                      the  State  of   Connecticut   Department  of
                                      Economic  Development.  Formerly,  Mr.  Purdy
                                      was  a   Senior   Vice   President   of   ITT
                                      Corporation   responsible   for   all   Asia,
                                      Pacific, and Latin American activities.

                       MEETINGS OF THE BOARD OF DIRECTORS;
                      COMMITTEES OF THE BOARD OF DIRECTORS

         During the Company's  most recent  fiscal year,  the Board of Directors held three meetings.  There are currently four standing  committees of the Board of Directors:  the Audit Committee,  the Executive  Committee,  the Compensation
Committee,  and the Legal Affairs Committee.  Each current director attended all of the  meetings of the Board and all meetings of  committees  of which he was a member held during the most recent fiscal year while he was in office except for
Mr. Angiolillo who attended two out of the three Board meetings.

         The Audit  Committee,  which met two times in the Company's most recent fiscal year,  recommends to the Board for  stockholder  approval an  independent accounting  firm to conduct the annual audit,  and discusses  with the Company's
independent   accountants  the  scope  of  their  examinations  with  particular attention to areas where either the  Committee  or the  independent  accountants believe special  emphasis should be directed.  The Committee  reviews the annual
financial   statements  and  independent   accountants'   report,   invites  the
accountants'  recommendations  on internal  controls and on other  matters,  and reviews the  evaluation  given and  corrective  action taken by  management.  It reviews the  independence of the accountants and their fees. It also reviews the
Company's internal  accounting controls and submits reports and proposals to the
Board of Directors.  The members of the Committee are James A. Purdy,  Chairman,
Howard J. Aibel and Glenn J. Angiolillo.

         The  Compensation  Committee,  which met one time in the Company's most recent fiscal year,  oversees  administration of the Company's 1992 Stock Option
Plan,  which is  described  below,  (the "1992  Stock  Option  Plan"),  the 1992
Employees'  Stock Purchase Plan, the 1997 Omnibus Stock Incentive Plan, which is described below,  (the "1997 Stock Option Plan"),  and the 1997 Employees' Stock
Purchase  Plan of the  Company.  The  Compensation  Committee  also  reviews and recommends to the Board of Directors all forms of  remuneration  and perquisites for the  directors  and senior  management  of the  Company.  The members of the
Committee  are  Charles  S.  Jones,  Chairman,  James  A.  Purdy,  and  Glenn J.
Angiolillo.

         During the Company's most recent fiscal year,  the Executive  Committee met as  necessary  to address  matters  within its  purview.  The members of the
Executive Committee are Charles S. Jones, Chairman, and Rolf K. Liebergesell.

         The Legal Affairs Committee, which met four times in the Company's most recent  fiscal year,  oversees the  Company's  policies  and  practices  and its compliance with governmental laws and regulations.  The members of the Committee are Howard J. Aibel, Chairman, and Glenn J. Angiolillo.

                              DIRECTOR COMPENSATION

         Directors  who are  officers or  employees  of the  Company  receive no additional  compensation  for  service as members of the Board of  Directors  or committees  thereof.  Directors who are not officers or employees of the Company receive such  compensation for their services as the Board of Directors may from time to time  determine.  Non-employee  directors,  other than Mr. Jones who has declined  such  remuneration,  currently  receive a fee of $2,500 for each Board meeting  attended and $750 for each  Committee  meeting  attended,  plus expense reimbursement.  In addition, each non-employee director was granted an option to purchase 3,000 shares of the Company's Common Stock on January 27th of each year from 1992 through 1996 pursuant to the 1992 Stock Option Plan.

         During the  Company's  most recent  fiscal  year,  the Company  paid to
Cummings & Lockwood,  the law firm of which  Mr.  Angiolillo  is a  partner, certain fees for professional  services rendered to the Company.  The Company is also a party to an agreement  with First  Funding  Corporation.  Mr. Jones is an executive  officer and owner of a majority of the capital stock of First Funding
Corporation.  Pursuant to this agreement, the Company paid fees to First Funding
Corporation for  professional  services  rendered to the Company during the most recent fiscal year. This agreement, and the fees paid, are described below under the caption "Certain  Relationships  and Related  Transactions -- Agreement with
First Funding Corporation."

         During the Company's  most recent fiscal year,  each of Mr. Aibel,  Mr.
Angiolillo and Mr. Purdy also received $15,000 as retainer payments for being an outside director of the Company.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                        OWNERS, DIRECTORS AND MANAGEMENT

         The  following  table  sets  forth  information  with  respect  to  the beneficial  ownership  of Common Stock as of April 18,  2001,  unless  otherwise indicated  in the  footnotes,  by (i)  the  Company's  directors  and  executive officers  named in the  Summary  Compensation  Table who were  employees  of the
Company  as of April  27,  2001,  (ii) the  Company's  directors  and  executive officers  as a  group  and  (iii)  each  person  known  to  the  Company  to own beneficially more than 5% of the outstanding  Common Stock.  Except as otherwise indicated  below,  each of the  persons  named in the table has sole  voting and investment power with respect to all shares of Common Stock  beneficially  owned by him as set  forth  opposite  his  name.  Unless  otherwise  indicated  in the footnotes,  the address of each stockholder is c/o the Company,  25 Main Street,
Ansonia, Connecticut 06401.

                                                         Beneficial Ownership

Directors and Management
------------------------                                             Percentage
                                                       Shares        Owned (1)
Rolf K. Liebergesell(2)..........................    2,491,812            45.4%
Charles S. Jones(3)..............................      366,413             7.0%
Alberto Shaio(4).................................      221,581             4.2%
James A. Purdy(5)................................       20,000                *
Howard J. Aibel(6)(7)............................        7,000                *
Glenn J. Angiolillo(8) (9).......................       15,400                *
Walter C. Lazarcheck(10).........................       40,000                *
Theodore C. Morris(11)...........................        6,666                *
Directors and Executive Officers
  as a group (8 persons).........................    3,168,872            56.7%

__________________________

*    Represents less than one percent of the Common Stock.
(1)  Shares  issuable  upon the exercise of stock  options  owned by that person which  can be  exercised  within  60 days of the date  hereof,  are  deemed outstanding  for the  purpose of  computing  the number and  percentage  of outstanding  shares owned by that person (and any group that  includes that person) but are not deemed  outstanding  for the purpose of  computing  the percentage of outstanding shares owned by any other person.
(2)  Includes  240,000  shares  subject to options  granted under the 1992 Stock
     Option  Plan,  as to which  the  owner  has a right to  acquire  beneficial ownership.
(3)  Includes  9,000  shares  subject  to options  granted  under the 1992 Stock
     Option  Plan,  as to which  the  owner  has a right to  acquire  beneficial ownership.
(4)  Includes  20,000  shares  subject to options  granted  under the 1992 Stock
     Option  Plan,  as to which  the  owner  has a right to  acquire  beneficial ownership.
(5)  Includes  15,000  shares  subject to options  granted  under the 1992 Stock
     Option  Plan,  as to which  the  owner  has a right to  acquire  beneficial ownership.

                                       10

(6)  Includes  6,000  shares  subject  to options  granted  under the 1992 Stock
     Option  Plan,  as to which  the  owner  has a right to  acquire  beneficial ownership.
(7)  Address is c/o LeBoeuf,  Lamb, Greene &  MacRae,  125 West 55th Street,
     New York, N.Y. 10019.
(8)  Includes  15,000  shares  subject to options  granted  under the 1992 Stock
     Option  Plan,  as to which  the  owner  has a right to  acquire  beneficial ownership.
(9)  Address is c/o  Cummings  &  Lockwood,  Four  Stamford  Plaza,  107 Elm
     Street, Stamford, Connecticut, 06904.
(10) Includes  40,000  shares  subject to options  granted  under the 1997 Stock
     Option  Plan as to  which  the  owner  has a right  to  acquire  beneficial ownership.
(11) Includes  6,666  shares  subject  to options  granted  under the 1997 Stock
     Option  Plan,  as to which  the  owner  has a right to  acquire  beneficial ownership.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section  16(a) of the  Securities  Exchange  Act of 1934,  as  amended, requires the Company's officers and directors, and persons who own more than ten percent of the Company's  Common Stock, to file reports of ownership and changes in  ownership  of the  Company's  securities  with the  Securities  and Exchange
Commission.  Officers,  directors and greater than ten percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file  pursuant to Section  16(a).  Based  solely upon a review of the copies of the forms furnished to the Company,  and written  representations from certain  reporting  persons that no Forms 5 were required,  the Company believes that during 2000, all filing  requirements under Section 16(a) applicable to its officers,  directors and ten percent  beneficial  owners were complied with in a timely manner.

                                       11

                               EXECUTIVE OFFICERS

         The following table sets forth the executive officers of the Company as of April 27, 2001. See "Election of Directors" for a description of the business experience of Mr. Liebergesell and Mr. Shaio.

         Name                Age                     Position

Walter C. Lazarcheck.....     37     Vice President and Chief Financial Officer

Rolf K. Liebergesell ....     68     Chairman of the Board, Chief Executive
                                     Officer, and President

Theodore C. Morris.......     36     Vice President, General Counsel and
                                     Corporate Secretary

Alberto Shaio ...........     52     Director, Senior Vice President - Sales and
                                     Marketing

         WALTER C.  LAZARCHECK  joined the Company on October 25, 1999,  as Vice
President  and Chief  Financial  Officer.  Prior to  joining  the  Company,  Mr.
Lazarcheck  was  Vice  President  and  Chief  Financial  Officer  of  Bridgeport
Machines,  Inc. from January 1995 until  October 22, 1999.  Prior to working for
Bridgeport  Machines,  Inc., Mr.  Lazarcheck worked for Arthur Andersen LLP from
August 1985 until December 1994.

         THEODORE C. MORRIS  joined the Company on March 20, 2000,  as Assistant
General Counsel. In June 2000, Mr. Morris became Vice President, General Counsel and Secretary.  Prior to joining the Company, Mr. Morris was an attorney at Day,
Berry and Howard from  August  1991 until  October, 1994,  Hebb and Gitlin  from
October,  1994 until July,  1999 and Bingham  Dana from July,  1999 until March,
2000.

         Executive  officers  of the  Company  are  appointed  by the  Board  of
Directors and serve at the  discretion of the Board.  Except as described  below under  "Executive  Compensation  and  Related  Information,"  the Company has no
employment agreements with any of its executive officers.

                                       12

                          Report of The Audit Committee

To Our Fellow Stockholders at Farrel Corporation:

         We, the members of the Audit  Committee of the Board of Directors,  are
three independent directors, as defined by NASDAQ. Management is responsible for
the  Company's   financial   reporting  process  and  internal   controls.   The
responsibility of the Committee is to provide general oversight of the Company's financial accounting, reporting and underlying internal controls. The Committee, in conjunction with the Board of Directors,  has the ultimate  authority for the selection, evaluation and retention of the independent auditors.

         On June  12,  2000,  the  Board  of  Directors,  upon  the  Committee's recommendation,  adopted the Audit Committee's  charter to comply with new rules of NASDAQ.  A copy of the  Committee's  charter is  attached  as Annex I to this
Proxy Statement. In 2000, the Committee operated in accordance with its charter.

         The Committee  holds  regularly  scheduled  meetings for the purpose of
providing  a  forum  for  communication  among  the  directors,   the  Company's
independent auditors, Ernst & Young LLP and the Company's management. During these meetings, the Committee reviewed and discussed the interim and the audited financial  statements with management and Ernst &  Young. In accordance with
Statement of Auditing Standards No. 61, Communication with Audit Committees, the
Committee  discussed all required  matters with Ernst &  Young including the conduct of the audit of the Company's financial statements.

         In addition,  the Committee obtained formal,  written  disclosures from
Ernst & Young,  including a letter affirming their  independence as required by Independence  Standards  Board Standard No. 1. The  information  contained in this letter was discussed with Ernst & Young.

         The Committee  reviewed  aggregate fees billed by Ernst & Young for the year 2000 which are as follows:

             Audit Fees........................................       $152,700
             Tax Return and Tax Planning Fees..................         96,775
             Audits of Pension and Benefit Plans...............         27,700
             Financial Information Systems Design and
               Implementation Fees.............................              0
             Other.............................................         17,355
                                                                      --------
             Total Fees........................................       $294,530
                                                                      ========

         The Committee  concluded that the non-audit  services  rendered in 2000 did not impair the independence of Ernst & Young.

         Based on the reviews and discussions  referred to above,  the Committee recommended to the Board of Directors, and the Board has approved,  inclusion of the audited  financial  statements in the Company's  Annual Report on Form 10-K, for the year ended  December  31,  2000,  for  filing  with the  Securities  and
Exchange Commission.  The Committee has also recommended to the Board that Ernst
& Young be selected as the Company's independent accountants for 2001.
                                              James A. Purdy, Chairperson
                                              Howard J. Aibel
                                              Glenn J. Angiolillo

                                       13

                                    REPORT OF
                           THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

Executive Officers Generally

         Role  of  Compensation  Committee.   The  Compensation  Committee  (the
"Committee")  reviews  and  recommends  to the Board of  Directors  all forms of remuneration for the directors and executive officers of the Company,  including salary,  bonuses,  and awards under the 1997 Stock Option Plan. The Committee is currently  composed of three directors,  none of whom is or has been at any time an officer or employee of the Company.

         Objectives of Executive  Compensation Programs. The Company's executive compensation program's objectives are as follows:

         o    To provide a competitive basic  compensation and  benefits program in order to attract and retain quality personnel.

         o    To  provide  further  a   performance-oriented   environment   and
              programs  that reward  individual  and team  performance,  and the success of the Company.

         o    To  align  executives'  financial  interests  with   shareholders'
              values.

         Base   Salaries.   Base  salaries  are  targeted  to  be  moderate  yet
competitive  in relation to salaries of executive  officers in comparably  sized
companies  in  the  Company's   industry.   The  Committee  reviews   management
recommendations for executives' salaries, and also considers independent surveys that  provide  data on  compensation  levels  and  benefit  programs  in similar
companies.   Individual  salary  determinations  are  based  on  experience  and sustained performance, as well as on the general criteria set forth above.

         Bonuses. Although the Company does not have a formal bonus program, the
Compensation  Committee may recommend  bonuses to be paid to executive  officers based on Company and individual performance.

         1992 Stock  Option  Plan and 1997  Stock  Option  Plan.  The 1992 Stock
Option  Plan and the 1997  Stock  Option  Plan were  designed  to secure for the
Company and its stockholders the benefit of the incentives inherent in increased
Common Stock ownership by key employees.

Chief Executive Officer

         The salary of Mr.  Liebergesell,  including his 2000  compensation,  is established  pursuant  to his  employment  agreement  which sets an annual  base salary of $550,000.

                                                 Charles S. Jones, Chairman
                                                 James A. Purdy
                                                 Glenn J. Angiolillo

                                       14

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

         The following  table sets forth the annual  compensation,  and all long term  compensation,  for the past three fiscal  periods for the Company's  Chief
Executive  Officer  and  for the  five  or six  most  highly  compensated  other executive officers.

                                                                                 Long Term
                                        Annual Compensation       Other         Compensation
Name and                                                          Annual    Securities Underlying  All Other
Principal Position           Year       Salary(1)    Bonus(2)  Compensation       Options(3)     Compensation
-------------------------------------------------------------------------------------------------------------

Rolf K. Liebergesell         2000      $550,000       ---          ---              ---          $34,862(4)
Chief Executive              1999      $550,000       $250,000     ---              ---          $34,862(4)
Officer, President           1998      $550,000       ---          ---              ---          $34,862(4)
and Chairman
of the Board

Alberto Shaio                2000      $230,000       ---          ---              ---          $ 3,200(5)
Senior Vice President -      1999      $230,000       ---          ---              ---          $ 3,200(5)
Sales and Marketing          1998      $230,000       $30,000      ---              ---          $ 3,200(5)

Karl N. Svensson             2000      $170,000       ---       $109,057(6)         ---          $ 2,624(5)
Senior Vice President        1999      $170,000       ---       $ 81,331(6)         ---          $ 2,591(5)
Worldwide Supply             1998      $170,000       $10,000   $102,068(6)         ---          $ 2,591(5)
Management

Walter C. Lazarcheck         2000      $150,000       ---           ---            ---           ---
Vice President and           1999      $ 27,885       ---           ---            60,000        ---
Chief Financial Officer(7)

                                       15

                                                                                 Long Term
                                        Annual Compensation       Other         Compensation
Name and                                                          Annual    Securities Underlying  All Other
Principal Position           Year       Salary(1)    Bonus(2)  Compensation       Options(3)     Compensation
-------------------------------------------------------------------------------------------------------------

John A. Brunjes              2000       $83,667        ---          ---             ---              ---
Former Vice President,       1999       $66,441        ---       $16,708(9)       25,000             ---
General Counsel
and Secretary (8)

Theodore C. Morris           2000       $104,475       ---         - --           10,000             ---
Vice President,
General Counsel
and Secretary(10)

--------------------------

(1)  Includes  amounts  deferred  pursuant to the  Company's  Salary  Retirement
     Program.
(2)  The cash  bonuses for officers are stated for the fiscal year in respect of which they were paid.
(3)  Options  were granted  under the 1997 Stock Option Plan at exercise  prices equal to the fair market value on the date of grant.
(4)  Other compensation is comprised of term life insurance premiums paid by the
     Company  pursuant to Mr.  Liebergesell's  employment  agreement,  described below.
(5)  Represents  the  Company's   contributions   under  the  Company's   Salary
     Retirement  Program,  pursuant to which the Company matches a percentage of salary deferral contributions made by participating  employees and may make discretionary contributions.
(6)  Includes   $69,370,   $41,016  and   $63,490  for  2000,   1999  and  1998,
     respectively,  paid in connection with Mr. Svensson's reassignment from the
     United States to the United  Kingdom for the purpose of a tax  equalization payment adjusting Mr. Svensson's compensation in the fiscal year so that he is not  adversely  affected by differing tax rates in the United States and the United  Kingdom.  The balance  includes  housing  and other  assistance relating  to Mr.  Svensson's  reassignment  from the  United  States to the
     United Kingdom. Mr. Svensson retired on March 31, 2001.
(7)  Mr. Lazarcheck joined the Company in October 1999.
(8)  Mr. Brunjes joined the Company in July 1999 and resigned in April 2000.
(9)  Consists of a signing bonus.
(10) Mr. Morris joined the Company in March 2000.

                                       16

                       COMPENSATION PLANS AND ARRANGEMENTS
                                 OF THE COMPANY

Option Grants

         The  following  table sets forth  information  concerning  stock options which were  granted  during the most recent  fiscal year to  executive  officers named in the Summary  Compensation  Table.  The options were granted pursuant to the 1997 Stock Option Plan.

                                  OPTION GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------------------------
    (a)           (b)             (c)           (d)              (e)               (f)                  (g)

                                                                                 Potential Realizable Value at
                               % of Total                                     Assumed Annual Rates of Stock Price
                               Options                                          Appreciation for Option Term(3)
Name           Securities      Granted to
               Underlying      Employees
               Options         in Fiscal      Exercise     Expiration Date
               Granted(1)      Year(2)        Price        of Grant                  5%                 10%
Theodore
Morris         10,000          100%           $2.13        March 20, 2010           $3.47              $5.52
-----------------------------------------------------------------------------------------------------------------

--------------------------

(1)  All options were granted at an exercise  price equal to the market value of the underlying shares on the date of grant.
(2)  Options with respect to a total of $10,000 shares were granted to employees in 2000.
(3)  Represents the potential appreciation of the options over their stated term of 10 years,  based upon assumed compounded rates of appreciation of 5% per year and 10% per  year.  The  amounts  set forth in these  columns  are not intended as forecasts of future  appreciation,  which is dependent upon the actual increase,  if any, in the market price of the underlying shares, and there is no assurance that the amounts of  appreciation  shown in the table actually will be realized.

                                       17

Option Value at December 31, 2000

         The following table sets forth, for the executive officers named in the
Summary Compensation Table,  information with respect to holdings of unexercised options at December 31, 2000. None of the options listed was  "in-the-money"  at year-end.

                          FISCAL YEAR-END OPTION VALUES

                                                   Number of Unexercised
                                                    Options at Year End
                                                Exercisable/Non-Exercisable
                                                ---------------------------

         Walter C. Lazarcheck.............              40,000/None

         Rolf K. Liebergesell.............             240,000/None

         Theodore C. Morris...............              3,333/6,667

         Alberto Shaio....................              20,000/None

         Karl N. Svensson.................              40,000/None

                                       18

1992 Stock Option Plan

         Under the 1992 Stock Option Plan, awards of incentive stock options (as defined in Section 422 of the Internal  Revenue Code of 1986,  as amended),  and non-qualified  stock options were permitted to be granted to eligible  employees through January 27, 1997.

         The exercise price of incentive stock options and  non-qualified  stock options  granted  under the 1992 Stock Option Plan are not less than 100% of the fair market value of the Common Stock at the time of grant.  With respect to any person who owns  stock  representing  more than 10% of the  voting  power of the outstanding  capital stock of the Company,  the exercise  price of any incentive stock  options are not less than 110% of the fair market value of such shares at the time of grant.

         Pursuant to the 1992 Stock Option Plan, each  non-employee  director of the Company,  including  members of the  Compensation  Committee,  was granted a non-qualified  stock option to purchase  3,000 shares of Common Stock on January
27 of each year  (beginning  January 27, 1992)  through  January 27,  1996.  Mr.
Liebergesell was granted a non-qualified  stock option to purchase 40,000 shares of Common Stock on the 30th day after the end of each fiscal year of the Company through 1996.

         Options  granted  automatically  to  non-employee   directors  and  Mr.
Liebergesell  have a term of 10 years,  and become  exercisable as to all shares covered by the option after one year continuous  service after the date of grant of the option. Options which were granted to employees have a term not in excess of 10 years,  and become  exercisable  in  installments  of 25% of the number of shares  covered by the option after the employee  completes  one, two, three and four years, respectively, of cumulative service following the date of grant.

1997 Stock Option Plan

         Under the 1997 Stock Option Plan, awards of incentive stock options (as defined in Section 422 of the Internal  Revenue Code of 1986,  as amended),  and non-qualified stock options are permitted to be granted to eligible employees.

         The exercise price of incentive stock options and  non-qualified  stock options  under  the 1997  Stock  Option  Plan is not less  than 100% of the fair market value of the shares of Common Stock at the time of grant. With respect to any person who owns stock  representing more than 10% of the voting power of the outstanding  capital stock of the Company,  the exercise  price of any incentive stock  options is not less than 110% of the fair  market  value of the shares of
Common Stock at the time of grant.

         The Compensation Committee of the Board of Directors will determine the time for exercise of each option and each  option's  expiration  date;  provided that no incentive  stock  option may be exercised  more than ten years after the date of grant and no incentive  stock option granted to a 10% Stockholder may be exercised more than five years after the date of grant.

                                       19

                                PERFORMANCE GRAPH

         Common Stock Performance: The following graph compares, for each of the fiscal years  indicated,  the yearly  percentage  change in the Company's  total stockholder  return on its Common Stock with the  cumulative  total return of a)
the NASDAQ (U.S.  Market) Index, a broad equity market index, and b) the S &
P Machinery Diversified Group, a published industry index. The stock performance graph assumes that $100 was invested on December 31, 1995.

                Comparison of Five Year-Cumulative Total Returns
                              Performance Graph for
                               FARREL CORPORATION

                     Source: Standard and Poor's Computstat

                                        Dec-95    Dec-96   Dec-97   Dec-98   Dec-99   Dec-00
FARREL CORP ..........................   100       75.26   171.13    74.97    72.55    34.49
NASDAQ US INDEX ......................   100      123.04   150.76   212.44   383.79   259.86
MACHINERY (DIVERSIFIED)-S&P ......   100      124.64   164.87   137.21   162.22   153.14

                                       20

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The  Compensation  Committee  consists of Charles S.  Jones,  Chairman,
James A. Purdy,  and Glenn J. Angiolillo.  Mr. Jones is an executive  officer of
First Funding  Corporation  and owner of a majority of its capital stock.  First
Funding  Corporation  is a party  to a  Financial  Services  Agreement  with the
Company, the terms of which are described below. See "Certain  Relationships and
Related Transactions."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Agreement with First Funding Corporation

         The Company is a party to an agreement  with First Funding  Corporation
("First  Funding")  dated June 17, 1986, as amended by a letter  agreement dated
November 1, 1991 (the  "Financial  Services  Agreement"),  pursuant to which the
Company  retains First Funding as its exclusive  financial  adviser.  Charles S.
Jones, a director and a principal  stockholder  of the Company,  is an executive officer of First  Funding  and owner of a majority  of its  outstanding  capital stock. The Financial Services Agreement may be terminated by either party upon a twelve-month prior written notice to the other. The agreement is also terminable by the  Company in the event that Mr.  Jones is no longer an officer or employee of First Funding.

         Under the Financial Services Agreement,  the Company pays First Funding an annual  retainer of $450,000 in respect of Mr.  Jones'  commitment to spend a majority  of his normal  working  time each year on behalf of the  Company.  Mr.
Jones has agreed to serve as Chairman of the Company's  Executive  Committee and to  provide  certain  other  services  as  requested  by the  Company  including financial advisory services,  strategic planning, budgeting and forecasting, and advice  relating  to the  establishment  and/or  modification  of the  Company's corporate  goals and  objectives.  The Company is billed on an hourly  basis for other First Funding  employees who work on the Company's  account and will pay a transaction fee to First Funding in the event of certain  transactions,  such as
acquisitions,   divestitures,   mergers,  joint  ventures  and  debt  or  equity
investments.

         The amounts  paid or accrued to First  Funding for  services  under the
Financial  Services  Agreement  during the  Company's  most  recent  fiscal year totaled  approximately  $733,000,  which  includes the retainer to Mr. Jones and
$207,000 of  reimbursement  for  out-of-pocket  expenses.  From  January 1, 2001 through  April  1,  2001,  the  Company  has  been  invoiced  by  First  Funding
approximately   $138,000,   which   includes   $13,000  of   reimbursement   for
out-of-pocket  expenses,  for services  performed  under the Financial  Services
Agreement in 2001.

                                       21

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Company has selected the firm of Ernst & Young LLP, independent certified  public  accountants,  to serve  as  independent  accountants  for the
Company for the fiscal year ending  December  31,  2001.  The decision to retain
Ernst &  Young LLP, to serve as  independent  accountants of the Company was recommended by the Audit Committee and approved by the Board of Directors.

         It is expected that a representative  of Ernst & Young LLP, will be present at the Meeting and will be available  to make a statement  (if he or she desires to do so) and to respond to appropriate questions at the Meeting. If the stockholders do not ratify the selection of Ernst &  Young LLP, the Board of
Directors  may  consider   selection  of  other  independent   certified  public
accountants  to serve as independent  accountants,  but no assurance can be made that the Board of Directors will do so or that any other  independent  certified public accountants would be willing to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
THIS SELECTION.

                                       22

                                                                         Annex 1
FARREL CORPORATION
AUDIT COMMITTEE CHARTER

Organization

This charter  governs the operations of the Farrel  Corporation  Audit Committee
(the "Committee").  The Committee shall review and reassess the charter annually and  obtain the  approval  of the Board of  Directors.  The  Committee  shall be appointed by the  Chairman  and approved by the Board of Directors  and shall be comprised  of at  least  three  Directors,  each  of  whom  are  independent  of management  and the  Company.  Members  of the  Committee  shall  be  considered independent if they have no  relationship to the Company that may interfere with the exercise of their  independence.  All Committee members shall be financially literate,  and at least one member shall have  accounting  or related  financial management expertise.

Statement of Policy

The Committee  shall provide  assistance to the Board of Directors in fulfilling their oversight  responsibility  to shareholders,  potential  shareholders,  the investment  community,  and others relating to the Company's financial statement and the financial  reporting  process,  the systems of internal  accounting  and financial  controls,  the annual  independent  audit of the Company's  financial statements,  and the legal  compliance  and ethics  programs as  established  by management and the Board of Directors. It is the responsibility of the Committee to maintain free and open communication  between Committee members,  independent auditors and management of the Company. In particular,  the Committee shall have free access to the Chief Financial Officer,  and vice-versa,  to discuss any and all matters as necessary.  In discharging  its oversight  role, the Committee is empowered to investigate any matter brought to its attention with full access to all books,  records,  facilities,  and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Processes

The  primary  responsibility  of  the  Committee  is to  oversee  the  Company's financial  reporting  process on behalf of the Board and  report the  results of their  activities  to the Board.  Management  is  responsible  for preparing the
Company's financial statements, and the independent auditors are responsible for auditing those financial statements.  In carrying out its responsibilities,  the
Committee believes its policies and procedures should remain flexible,  in order to best react to changing  conditions and  circumstances.  The Committee  should take appropriate actions to ensure the corporate direction for quality financial reporting, sound financial practices, and ethical behavior.

                                       23

The  following  shall be the principal  recurring  processes of the Committee in carrying out its  oversight  responsibilities.  The processes are set forth as a guide  with  the  understanding  that  the  Committee  may  supplement  them  as appropriate.

o    The Committee  shall have a clear  understanding  with  management  and the
     independent   auditors  that  the   independent   auditors  are  ultimately
     accountable  to the  Board and the  Committee,  as  representatives  of the
     Company's  shareholders.  The Committee  shall have ultimate  authority and responsibility to evaluate and, where appropriate,  replace the independent auditors.  The Committee shall discuss with the auditors their independence from  management and the Company,  and the matters  included in the written disclosures  required by the Independence  Standards Board.  Annually,  the
     Committee  shall  review  and  recommend  to the  Board  of  Directors  the selection of the Company's independent  auditors,  subject to shareholders'
     approval.

o    The Committee shall discuss with the independent auditors the overall scope and plans for their respective  audits  including  adequacy of staffing and compensation.  Also,  the Committee  shall discuss with  management and the independent  auditors the adequacy and  effectiveness of the accounting and financial  controls,  including the Company's  system to monitor and manage business  risk, and legal and ethical  compliance  programs.  Further,  the
     Committee  shall meet regularly  with the  independent  auditors,  with and without management present, to discuss the results of their examinations.

o    The Committee shall review interim financial statements prior to the filing of the Company's  Quarterly  Report on Form 10-Q.  Also, as necessary,  the
     Committee  shall discuss the results of the quarterly  review and any other matters  required to be  communicated  to the Committee by the  independent auditors under  generally  accepted  auditing  standards.  The chair of the
     Committee  may  represent  the entire  Committee  for the  purposes of this review.

o    The  Committee  shall discuss the results of the annual audit and any other matters  required to be  communicated  to the Committee by the  independent auditors under generally accepted auditing standards.

o    The Committee shall review with management and the independent auditors the financial  statements to be included in the Company's Annual Report on Form
     10-K (or the annual  report to  shareholders  if  distributed  prior to the filing of Form  10-K),  including  their  judgment  about the  quality  and acceptability,  of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

                                       24

                              STOCKHOLDER PROPOSALS

         It  is  presently   contemplated   that  the  2002  Annual  Meeting  of
Stockholders  will be held on or about June 12, 2002.  Proposals by stockholders
intended  for  inclusion  in  the  proxy   statement  to  be  furnished  to  all
stockholders  entitled to vote at the next annual meeting of the Company must be received at the Company's  principal  executive  offices not later than December
31, 2001. In order to curtail controversy as to the date on which a proposal was received by the Company,  it is suggested that proponents submit their proposals by certified mail, return receipt requested.

                                        By Order of the Board of Directors,

                                        /s/ THEODORE C. MORRIS

                                        THEODORE C. MORRIS
                                        Vice President, General Counsel
                                        and Secretary

Ansonia, Connecticut
April 30, 2001

         THE COMPANY WILL FURNISH,  WITHOUT CHARGE,  A COPY OF ITS ANNUAL REPORT
ON FORM 10-K,  INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE
YEAR ENDED DECEMBER 31, 2000 TO EACH  STOCKHOLDER WHO FORWARDS A WRITTEN REQUEST
TO THE SECRETARY, FARREL CORPORATION, 25 MAIN STREET, ANSONIA CONNECTICUT 06401.
SUCH WRITTEN REQUEST MUST INCLUDE A GOOD FAITH  REPRESENTATION THAT, AS OF APRIL
27, 2001 (THE RECORD  DATE),  THE PERSON  MAKING THE REQUEST WAS THE  BENEFICIAL
OWNER OF SECURITIES ENTITLED TO VOTE AT THE 2001 ANNUAL MEETING OF THE COMPANY.

         COPIES OF SUCH FORM 10-K FURNISHED  WITHOUT CHARGE WILL NOT INCLUDE ALL
OF THE EXHIBITS  THERETO,  IF ANY, BUT WILL INCLUDE A LIST DESCRIBING ALL OF THE
EXHIBITS NOT INCLUDED,  COPIES OF WHICH WILL BE AVAILABLE AT A COST OF $1.00 PER
PAGE.

                                       25

PLEASE MARK VOTES
AS IN THIS EXAMPLE

                                                    1. Election of Directors:
------------------------------
      FARREL CORPORATION
------------------------------
                                                                                           For All        With-       For All
                                                     (01)  Glenn J. Angiolillo             Nominees       hold        Except
                                                     (02)  Charles S. Jones
                                                     (03)  Alberto Shaio

                                                    NOTE: If you do not wish your shares voted "For" a particular nominee, mark  the  "For  All  Except"  box and  strike a line through the name(s) of the  nominee(s).  Your  shares  will  be  voted  for the remaining nominee(s).

                                                                                           For            Against     Abstain

                                                    2. To consider and act upon the ratification of
                                                       the selection of Ernst & Young LLP as
                                                       independent accountants for the Company
                                                       for the fiscal year ending December 31, 2001.

Please be sure to sign
and date this Proxy.                         Date
                                                       Mark box at right if an  address  change or comment has
                                                       been noted on the reverse side of this card
Stockholder sign here   Co-owner sign here

   DETACH CARD                                                                                                         DETACH
                                                                                                                         CARD

                                                              FARREL CORPORATION

Dear Stockholder:

Please take note of the important  information  enclosed with this Proxy Ballot.
There are a number of issues  related to the  management  and  operation of your
Company that require your immediate attention and approval.  These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please  mark the boxes on this proxy card to  indicate  how your  shares will be voted,  then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of  Stockholders  on June
12, 2001.

Thank you in advance for your prompt consideration of these maters.

Sincerely,

Farrel Corporation

                                       26

                               FARREL CORPORATION

                   25 Main Street, Ansonia, Connecticut 06401

THIS PROXY IS SOLICITED  ON BEHALF OF THE BOARD OF  DIRECTORS.  The  undersigned hereby appoints  Theodore C. Morris and Walter C. Lazarcheck,  and each of them, as proxies,  with full powers of  substitution,  and hereby  authorizes  them to represent  and vote as designated  on the reverse  hereof,  all shares of common stock of Farrel Corporation (the "Company") held of record by the undersigned on
April 27, 2001 at the Annual Meeting of  Stockholders  of the Company to be held on June 12, 2001 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED
"FOR" ALL PROPOSALS.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please sign exactly as your name(s)  appear(s) on the reverse side of this card.
If a  corporation,  please sign in full  corporate  name by  president  or other authorized person. When signing as trustee, please give full title as such.

HAS YOUR ADDRESS CHANGED?                           DO YOU HAVE ANY COMMENTS?

------------------------                            ------------------------
------------------------                            ------------------------
------------------------                            ------------------------

                                       27